UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 15, 2013

PetroLogistics LP

(Exact name of registrant as specified in its charter)

Delaware	001-35529	45-2532754
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

600 Travis Street, Suite 3250
Houston, TX 77002

(Address of principal executive office) (Zip Code)

(713) 255-5990

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events.

On March 15, 2013, PetroLogistics LP (the “Partnership”) issued a press release announcing that the Partnership and PL Propylene LLC, the Partnership’s wholly owned subsidiary, have commenced a private offering (the “Private Offering”) of $365.0 million aggregate principal amount senior unsecured notes due 2020 (the “Notes”). The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information filed in this Report pursuant to Item 8.01, including the information contained in Exhibit 99.1, is neither an offer to sell nor a solicitation of an offer to buy any of the Notes in the Private Offering.

ITEM 9.01                                  Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated March 15, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PETROLOGISTICS LP

	By:	PetroLogistics GP LLC,
Its General Partner

Dated: March 15, 2013
	By:	/s/ Richard Rice
	Name:	Richard Rice
	Title:	Senior Vice President, General Counsel and
Corporate Secretary

EXHIBIT INDEX

99.1	Press Release dated March 15, 2013.